Statement of Additional Information Supplement	June 14, 2019

Putnam VT Growth Opportunities Fund
Statement of Additional Information dated April 30, 2019

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Richard Bodzy and Greg McCullough. The sub-sections are also supplemented solely with regard to Mr. McCullough as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that Putnam VT Growth Opportunities Fund’s portfolio manager managed as of May 31, 2019. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
Portfolio	Other SEC-registered		Other accounts that pool		account programs and
manager	open-end and closed-end		assets from more than one		single-sponsor defined
	funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Greg McCullough	1*	$5,408,200,000	3	$542,600,000	3	$1,431,900,000

*1 account, with total assets of $5,408,200,000, pays an advisory fee based on account performance.

Ownership of securities

As of May 31, 2019, Mr. McCullough and his immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

SAI_vt - 6/19